                                  United States
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 ---------------


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT RECORDED) JANUARY 6, 1999


                      WEST COAST ENTERTAINMENT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)



        0-28072                                        04-3278751
(Commission File Number)                 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)



ROUTE 413 AND DOUBLE WOODS ROAD,                         19047
LANGHORNE, PENNSYLVANIA
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)




                                 (215) 968-4318
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


                            TOTAL NUMBER OF PAGES: 1
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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(i) Following the action of November 20, 1998, where the Registrant informed its independent auditors, PricewaterhouseCoopers LLP ("PWC") of the immediate termination of their work, the Registrant has since selected and appointed BDO Seidman, LLP as the Registrant's new independent certifying accountants; this decision was ratified by the Audit Committee of the Board of Directors on January 6, 1999.






Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information

None.

(c) Exhibits.

None.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        West Coast Entertainment Corporation
Date: January 11, 1999

                                        By:/s/ Richard G. Kelly
                                           --------------------
                                           Richard G. Kelly
                                           Chief Financial Officer